UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2007

RUBICON FINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman Avenue, Suite 350 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 798-7220

Copies of Communications to:

Stoecklein Law Group

4695 MacArthur Court, 11th Floor

Newport Beach, CA 92660

(949) 798-5541

Fax (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2007, the Registrant entered into a Stock Purchase and Investment Agreement with American International Industries, Inc. (“AMIN”). The agreement with AMIN was for an aggregate of $2,000,000 through the sale and issuance of 1,000,000 shares of the Registrant’s restricted common stock for $2.00 per share. Pursuant to the Stock Purchase and Investment Agreement, the Registrant issued 1,000,000 shares of its restricted common stock in exchange for payment by AMIN of $1,000,000 in cash and the issuance of 200,000 shares of AMIN’s restricted common stock, valued at $5.00 per share based on the trading price of AMIN’s common stock on the Nasdaq® Capital Market.

The Registrant intends to use the cash proceeds for general working capital and funding of new financial service divisions. Further, the Registrant currently intends to hold the AMIN shares as an investment.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On November 29, 2007, the Registrant authorized the issuance of 1,000,000 shares of its restricted common stock pursuant to the Stock Purchase and Investment Agreement with AMIN.

The Registrant believes that the issuance of the shares described above will be exempt from registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and/or Regulation D, Rule 506. The shares will be issued directly by the Registrant and the authorization did not involve a public offering or general solicitation. AMIN’s management was afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make its investment decisions, including the Registrant’s financial statements and 34 Act reports. The Registrant reasonably believed that AMIN, immediately prior to authorizing the issuance of the shares, had such knowledge and experience in the Registrant’s financial and business matters that it was capable of evaluating the merits and risks of its investment. AMIN’s management had the opportunity to speak with Registrant’s management on several occasions prior to its investment decision.

Section 8 – Other Events

Item 8.01 Other Events

On December 5, 2007, the Registrant issued a press release announcing the $2,000,000 financing with American International Industries, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
10.12	Stock Purchase and Investment Agreement between Rubicon Financial Incorporated and American International Industries, Inc., dated November 29, 2007
99.1	Press Release Announcing $2,000,000 in Financing with American International Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

By: /s/ Joseph Mangiapane, Jr.

Joseph Mangiapane, Jr., Chief Executive Officer

Date: December 5, 2007

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